Exhibit 10.4

Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Scope of Work #2

This Scope of Work is incorporated into the Master Services Agreement dated July 20, 2017 by and between ArQule and ARUP (for the purposes of this Scope of Work, the “Agreement”). This Scope of Work describes Services and Deliverables to be performed and provided by ARUP pursuant to the Agreement. In the event of any conflict between the Agreement and any provision of this Scope of Work, the Agreement will control unless the Parties’ intent to alter the terms of the Agreement is expressly set forth in such provision, and such alteration shall apply only to this Scope of Work and shall not be construed as an amendment to the terms of the Agreement or to any other Scope of Work. All capitalized terms used and not expressly defined in this Scope of Work will have the meanings given to them in the Agreement.

Overview

The goals of this Scope of Work (SOW) are the performance of clinical specimen testing to support ArQule’s registrational Phase 3 trial with ARQ 087 in subjects with FGFR2 gene fusion positive inoperable or advanced intrahepatic cholangiocarcinoma (the “Phase 3 Trial”) and the development of a clinical module to be included in the HDE application for the companion diagnostic for ARQ 087, the FGFR2 FISH assay (as more fully described in SOW #1). The end point for the existing trial is overall response rate. The parties acknowledge that ArQule may decide to pursue a trial endpoint of progression free survival. In such case, ArQule agrees to keep ARUP apprised of its decision making, and the details of the new trial and protocol for the study will be shared with ARUP if and when made. For purposes hereof, either trial shall be known as the Phase 3 Trial. This SOW functions in support of SOW #1 by contributing to the clinical understanding of the assay. SOW #1 functions to support this SOW, since it covers the development, and analytical validation of the FGFR2 FISH assay that is used for the clinical testing.

Approach

1.	ARUP will utilize the FGFR2 FISH assay developed and validated in SOW#1 to test FFPE clinical specimens from subjects with intrahepatic cholangiocarcinoma (iCCA) in support of the Phase 3 Trial.

2.	The testing will be conducted in the CLIA/CAP clinical laboratory, using clinical instruments, reagents and operators trained in the use of the PDP.

3.	The results of the tests will be transmitted to the ordering physicians and/or ArQule’s designated third-party partner (such as a CRO) so that the results may be used for clinical trial enrollment.
4.	The clinical trial testing data will also be transmitted to ArQule or an ArQule designated facility.

5.	ARUP will provide Deliverables as described below and will perform Activities as set forth in the following table.

Activity	Description
Clinical Study Set-Up

Clinical Study Set-Up

•     Client set-up in ARUP’s LIS

•     Database setup

•     Coordination of shipping manifest

•     Coordination of chain-of-custody documents

•     Development of communication (DTA) and specimen analysis plans (SAP)

•     ArQule to approve ARUP input to Laboratory Manual

•     ArQule to approve ARUP input so consistent with its CRF

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Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Activity	Description
Clinical Specimen Testing

Clinical Specimen Testing

•     Testing of clinical trial specimens from The Phase 3 Trial

•     Transmit patient results to CRO with an estimated turnaround time of 7-10 days from time of receipt at ARUP

•     Estimate *** specimens and ***% repeat rate

•     *** summary testing report (number of specimens received/tested/repeated/reported, positivity rates, invalid/indeterminate, deviations)

•     Project management (***%)

Clinical Module Preparation

Clinical Module Preparation

•     Clinical trial protocol

•     Summary of subject selection and exclusion criteria, study population demographics, study period

•     Summary of study

•     Description of the objective of the study

•     Description of the design of the study

•     Description of how data were collected and analyzed

•     Summary of results (number of specimens received/tested/ repeated/reported, positivity rates, invalid/indeterminate)

•     Summary of findings and conclusions (deviations, nonconformances, CAPAs)

•     Project management (***%)

Data Transfer(s)	Data Transfer(s) • Transfer clinical trial testing data to ArQule or an ArQule designated facility • Project management (***%)
Return of Specimens

Return of Specimens

•     Transfer clinical trial specimens to ArQule or an ArQule designated facility

•     Storage of specimens until approval or upon request by ArQule (if sooner)

•     Project management (***%)

Deliverables

1.	Operating team members from ARUP and ArQule will be in regular contact to ensure the timely and proper functioning of patient testing and sharing of results from such testing.

2.	ARUP will develop a communications Data Transfer Agreement (“DTA”) and Clinical Specimen Analysis Plan (“SAP”) for approval by ArQule. ARUP will provide input to ArQule for the Case Report Form and Laboratory Manual pertaining to diagnostic information required and specimen requirements, respectively.

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Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

3.	ARUP will transmit patient results to ordering physicians in accordance with CLIA/CAP practices.

4.	ARUP will transfer clinical trial testing data to ArQule or an ArQule designated facility. Frequency, format and content of data transfer to be defined in the DTA.

5.	ARUP will provide a *** testing summary report.

*** testing summary report will include the following: number of samples received, number of test reports delivered, number of test failures/repeats/other deviations, overall percentage of mutation positive to mutation negative samples analyzed for the designated ***.

6.	ARUP will provide a study summary report to ArQule based on the timelines to be defined in the SAP or within *** months following last patient, first visit (LPFV).

Meeting and Reporting Schedule

1.	ARUP will host *** teleconferences with ArQule, with meeting minutes prepared and shared with ArQule.

2.	ARUP will communicate to ArQule all deviations from the assay technical procedure, retesting of clinical specimens and error corrections.

3.	ArQule will monitor ARUP’s clinical testing site up to *** times per year. Monitoring visits will be independent of QA audits.

Obligations of ArQule

1.	ArQule will be responsible for collection and shipping of clinical specimens to ARUP, including obtaining consent from all participants.

2.	ArQule will be responsible for shipping charges associated with return of specimens to ArQule or an ArQule designated facility.

3.	ArQule will be responsible for underwriting the Supplier ***, either by pass-through from ARUP or via contracting directly with the Supplier.

4.	ArQule will be responsible for underwriting any third-party licenses or royalties required to conduct the service as provided in the Agreement.

5.	ArQule will make payments to ARUP as outlined in Exhibit B and as directed in the Agreement.

Assumptions

1.	Clinical specimen testing is contingent upon both Parties’ approval of the Clinical Specimen Analysis Plan and subsequent amendments, if necessary.

2.	Patient test results will be transmitted to ordering physicians via facsimile.

3.	Clinical specimen data transfers are contingent upon both Parties’ approval of the Data Transfer Agreement and subsequent amendments, if necessary.

4.	ArQule will be invoiced *** for testing and specimen storage for the actual number of specimens tested and/or retested. Project management (***%) will be invoiced ***.

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Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Intellectual Property

1.	ARUP Background Intellectual Property (IP)

As between ArQule and ARUP, any ARUP Background IP, shall remain the sole property of ARUP. By way of clarification and not limitation, ARUP Background IP includes but is not limited to the following:

a.	***. Such information will be available to regulatory authorities directly, if necessary for approval of the clinical trial or for commercialization of the assay.

b.	PDP policy, processes, procedures, forms, strategies, best practices and know-how, except as noted in the MSA.

c.	Other laboratory, diagnostic or business practices inherent to a national reference laboratory or specific to ARUP.

2.	ArQule Background IP

As between ArQule and ARUP, any and all ArQule Background IP shall remain the sole property of ArQule.

Points of Contact:

For ArQule:

ArQule, Inc.

One Wall Street, Burlington, MA 01803

Attention: Ron Savage

Title: Senior Director, Preclinical Development

Tel: 781-994-0300

Email: rsavage@arqule.com

With a copy to Peter S. Lawrence

Email: plawrence@arqule.com

For ARUP:

ARUP Laboratories, Inc.

500 Chipeta Way

Salt Lake City, UT 84108

Attention: Karen A. Heichman, PhD

Director, PharmaDx

Phone: (801) 584-5068

Email: karen.heichman@aruplab.com

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Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Activities, Budget and Payment Schedule

Milestone Fee Basis: Fees payable in accordance with the table immediately below.

Milestone	Activities	Cost
1	Clinical Study Set-Up Fee
	• Study set-up	$	***
	• Database set-up	$	***

	Upfront payment, to be invoiced upon execution of the SOW	$	***

2a	Clinical Testing
	• Testing fees for clinical trial (est.***specimens at $***/specimen*, ***% repeat rate)	$	***
	• Specimen storage at $***/specimen (est. ***)	$	***
	• *** testing summary report		included
	• Project management (***%)	$	***

Testing, storage and project management fees due ***. Sponsor only billed for actual services performed.

	*Price assumes ArQule will provide *** to ARUP free of charge. Price assumes ArQule will pay any third-party royalties or license fees associated with the testing services.	$	***

2b	Data Transfers
	• Estimate *** study data transfers at $*** each for budgeting purposes. Additional transfers at $***/transfer	$	***
	• Project management (***%)	$	***

	Evidence of milestone achievement – Execution of Data Transfer, to be invoiced upon ArQule’s acceptance of the transfer.	$	***

2c	Clinical testing report, documentation, archiving/storage
	• Document preparation	$	***
	• Project management (***%)	$	***

	Due upon acceptance of draft clinical testing summary by ArQule	$	***

3	Clinical Module Preparation
	• Module preparation and submission	$	***
	• Project management (***%)	$	***

	Evidence of milestone achievement – ArQule’s review and acceptance of draft clinical module	$	***

4	Specimen return
	• Estimate *** return shipments at $***/box	$	***
	• Project management (***%)	$	***

	Evidence of milestone achievement – ArQule’s (or designee’s) receipt of return shipment	$	***
	TOTAL MILESTONE COSTS	$	***

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Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
***Triple asterisks denote omissions.

Term

The term of this Scope of Work will begin on July 20, 2017 and shall terminate on completion of all activities described in this Scope of Work, unless earlier terminated by the Parties in accordance with the Agreement.

ArQule, Inc.		ARUP Laboratories, Inc.

Signed:	/s/ Peter S. Lawrence	Signed:	/s/ Sherrie L. Perkins

Name:	Peter S. Lawrence	Name:	Sherrie L. Perkins MD PhD

Title:	President and Chief Operating Officer	Title:	SVP Research

Dated: July 20, 2017		Dated: July 20, 2017

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